EXHIBIT 99.2


                           BRITTON INTERNATIONAL INC.
                          (A DEVELOPMENT STAGE COMPANY)


                          INDEX TO FINANCIAL STATEMENTS

                                   FISCAL 2008


                                                                            Page

Report of Independent Registered Public Accounting Firm                      F-2

Financial Statements - fiscal year 2008:

     Balance Sheets                                                          F-3

     Statements of Operations                                                F-4

     Statement of Stockholders' (Deficit)                                    F-5

     Statements of Cash Flows                                                F-6

     Notes to Financial Statements                                   F-7 to F-13

                           BRITTON INTERNATIONAL INC.
                          (A DEVELOPMENT STAGE COMPANY)

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Board of Directors
Britton International Inc.

We have audited the accompanying balance sheet of Britton International Inc. (A Development Stage Company) as of April 30, 2008and April 30, 2007and the related statements of operations, stockholders' (deficit), and cash flows for the year ended April 30, 2008 and for the period from October 3, 2007 (date of inception) through April 30, 2007 and for the cumulative period October 3, 2007(date of inception) to April 30, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audit and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Britton International Inc (A Development Stage Company) as of April 30, 2008 and April 30, 2007 and the results of its operations, stockholders' (deficit), and its cash flows for the year ended April 30, 2008 and for the period from October 3, 2007 (date of inception) through April 30, 2007 and for the cumulative period from October 3, 2007 (date of inception) to April 30, 2008, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 2 the Company has accumulated operating losses since its inception and has limited business operations, which raise substantial doubt about the Company's ability to continue as a going concern. Management's plan in regard to this matter is also discussed in Note 2. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/ SCHUMACHER & ASSOCIATES, INC.
_________________________________
Schumacher & Associates, Inc.
Certified Public Accountants
2525 Fifteenth Street, Suite 3H
Denver, Colorado 80211
July 31, 2008


                           BRITTON INTERNATIONAL INC.
                          (A DEVELOPMENT STAGE COMPANY)

                                  BALANCE SHEET


                                                                April 30,       April 30,
                                                                  2008            2007
                                                                _________       _________
                                     ASSETS

CURRENT ASSETS
   Cash                                                         $     910       $   7,280
   Prepaid expenses                                                   596             558
                                                                _________       _________
      Total current assets                                          1,506           7,838

OTHER ASSETS
   Property and Equipment, net of accumulated
   depreciation of $11,881 as of April 30, 2007                 $       -       $   2,746
                                                                _________       _________
      Total assets                                              $   1,506       $  10,584
                                                                =========       =========

                     LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES
   Accounts payable                                             $  17,266       $  28,191
   Shareholder loans from related party (Note 7)                   64,302          40,050
   Accrued liabilities                                             10,000               -
   Accrued interest payable (Note 7)                                1,603           1,241
                                                                _________       _________
      Total current liabilities                                    93,171          69,482

STOCKHOLDERS' (DEFICIT)
Common shares, 100,000,000 shares with par value $0.0001
   authorized, 70,806,270 issued and outstanding (Note 6)             236             738
Paid-in Capital (Note 6)                                           91,201          70,699
Accumulated deficit in the development stage                     (183,102)       (129,997)
Accumulated other comprehensive income (loss)                           -            (338)
                                                                _________       _________
      Total stockholders' (deficit)                               (91,665)        (58,898)
                                                                _________       _________

      Total liabilities and stockholders' (deficit)             $   1,506       $  10,584
                                                                =========       =========


 The accompanying notes to financial statements are an integral part of this statement



                           BRITTON INTERNATIONAL INC.
                          (A DEVELOPMENT STAGE COMPANY)

                            STATEMENTS OF OPERATIONS

                                                                              October 3,
                                                                                 2007
                                                                             (development
                                              Year ended     Year ended      stage re-set)
                                               April 30,      April 30,           to
                                                 2008           2007        April 30, 2008
                                             ___________    ___________     ______________

REVENUES:
   Sales                                     $         -    $    35,873       $         -
   Cost of Goods Sold                                  -         32,138                 -
                                             ___________    ___________       ___________
GROSS MARGIN                                 $         -    $     3,735       $         -

EXPENSES:
   Website expenses                          $         -    $     4,553       $         -
   Professional and consultant fees               29,134         61,329            29,134
   Depreciation                                                   2,450                 -
   Administrative expenses                         1,886          6,781             1,886
                                             ___________    ___________       ___________
      Total expenses                         $    31,020    $    75,113       $    31,020

Net (loss) from continuing
operations                                       (31,020)       (71,378)          (31,020)

Interest income - continuing
   operations                                         10            146                10
Interest expense - continuing
   operations                                     (1,603)        (1,363)           (1,603)

Net (loss) from discontinued
operations (Note 4)                              (20,492)             -           (20,492)
                                             ___________    ___________       ___________

Net (loss)                                   $   (53,105)       (72,595)      $   (53,105)
                                             ===========    ===========       ===========

Loss per common share - continuing
   operations                                $       Nil    $       Nil       $       Nil
Loss per common share - discontinued
   operations                                        Nil              -               Nil

Weighted average shares outstanding           70,806,270     70,806,270        70,806,270

OTHER COMPREHENSIVE LOSS:
Net (loss)                                   $   (53,105)   $   (72,595)      $   (53,105)
Foreign currency translation adjustment                -            (38)                -
Total other comprehensive (loss)             $   (53,105)   $   (72,633)      $   (53,105)


 The accompanying notes to financial statements are an integral part of this statement



                                                      BRITTON INTERNATIONAL INC.
                                                     (A DEVELOPMENT STAGE COMPANY)

                                                 STATEMENT OF STOCKHOLDERS' (DEFICIT)

                                                                                                        Deficit
                                                                     Accumulated                      Accumulated
                                                                        Other                         During the          Total
                               Common        Common     Paid-in     Comprehensive     Accumulated     Development     Stockholders'
                               Shares        Stock      Capital        Income           Deficit          Stage          (Deficit)
                            ____________     ______     _______     _____________     ___________     ___________     _____________

Balance, April 30, 2006      221,406,270        738     $70,699        $ (300)         $  (57,402)     $      --        $  13,735

Net loss year ended
April 30, 2007                        --         --          --           (38)            (72,595)            --          (72,633)
                            ____________     ______     _______        ______          __________      _________        _________

Balance, April 30, 2007      221,406,270     $  738     $70,699        $ (338)         $ (129,997)            --        $ (58,898)


Common shares issued
for cash at $0.25 on
July 20, 2007
(Note 6)                       2,400,000     $    8     $19,992        $   --          $        --            --           20,000

To give effect to stock
cancellation October 1,
2007  (Note 6)              (153,000,000)      (510)        510            --                  --             --               --

Net loss during Period
from May 1, 2007 to
October 2, 2007                       --     $          $              $  338          $  (20,492)            --        $ (20,154)

Net loss during Period
from October 3, 2007 to
April 30, 2008                        --     $   --     $    --        $   --                          $ (32,613)       $ (32,613)
                            ____________     ______     _______        ______          __________      _________        _________

Balance, April 30, 2008       70,806,270     $  236     $91,201        $   --          $ (150,489)     $ (32,613)       $ (91,665)
                            ============     ======     =======        ======          ==========      =========        =========


 The accompanying notes to financial statements are an integral part of this statement



                           BRITTON INTERNATIONAL INC.
                          (A DEVELOPMENT STAGE COMPANY)

                            STATEMENTS OF CASH FLOWS

                                                                                                October 3, 2007
                                                                                                  (development
                                                            Year ending       Year ending       stage re-set) to
                                                          April 30, 2008     April 30, 2007      April 30, 2008
                                                          ______________     ______________     ________________

Cash flows from operating activities:
   Net loss for the period                                  $ (53,105)         $ (72,595)          $ (51,368)
   Reconciling adjustments:
      Adjustments to reconcile net loss to cash
      used in Operating activities:
         Depreciation                                               -              2,451                   -
         Website impairment charge                                  -              3,523                   -
         Accrued interest on loans                              1,603              1,210               1,603
      Net change in operating assets and liabilities:
         Prepaid expenses                                         129              5,375                 129
         Accounts receivable                                   (2,356)            23,275              (2,356)
         Accounts payable and accrued liabilities              20,388             (4,118)             18,651
                                                            _________          _________           _________
Net cash (used) in operating activities                       (33,341)           (40,879)            (33,341)

Cash flows (used) by discontinued operating
activities                                                     (6,857)                 -              (6,857)

Cash flows from financing activities:
   Common stock issued for cash                                20,000                  -              20,000
   Loans from shareholders                                     16,428             38,897              16,428
                                                            _________          _________           _________
Net cash provided by financing activities                      36,428             38,897              36,428

Effect of foreign currency translation                              -                (38)                  -

Net decrease in cash                                           (3,770)            (2,020)             (3,770)

Cash, beginning of period                                       4,680              9,300               4,680
                                                            _________          _________           _________
Cash, end of period                                         $     910          $   7,280           $     910
                                                            =========          =========           =========


                      SUPPLEMENTAL STATEMENT OF CASH FLOWS

                                                                                                October 3, 2007
                                                                                                  (development
                                                            Year ending       Year ending       stage re-set) to
                                                          April 30, 2008     April 30, 2007      April 30, 2008
                                                          ______________     ______________     ________________

Supplemental cash flow information:
   Interest received                                        $      10          $     146           $      10
                                                            =========          =========           =========


 The accompanying notes to financial statements are an integral part of this statement


                           BRITTON INTERNATIONAL INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies is presented to assist in understanding Britton International Inc.'s financial statements. The financial statements and notes are representations of the Company's management, who are responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles in the United States of America and have been consistently applied in the preparation of the financial statements, which are stated in U.S. Dollars.

The financial statements reflect the following significant accounting policies:

ORGANIZATION AND DESCRIPTION OF BUSINESS

Britton International Inc. ("Britton", "We", or the "Company") was incorporated in the State of Nevada on August 1, 2003. We were established as an online retailer of jewelry, watches and jewelry related products. Our jewelry business was discontinued on October 2, 2007 and we are currently researching other business opportunities. These audited financial statements are presented to reflect the discontinuation of the Company's jewelry operation and concurrently reset the Development Stage inception date of the Company as October 3, 2007.

Our fiscal year end is April 30th.

REVENUE RECOGNITION

Revenues are recognized in accordance with SEC Staff Accounting Bulletin (SAB) No. 101, "Revenue Recognition in Financial Statements". Under SAB 101, product or service revenues are recognized when persuasive evidence of an arrangement exists, delivery has occurred (or service has been performed), the sales price is fixed and determinable and collectability is reasonably assured.

Revenue is recognized when payment is received, or when we have made other payment arrangements with clients and management has a high degree of confidence that collectability of the sale is assured. Shipping and handling costs are included in prices charged to customers and are reflected as part of income in reported revenues.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

                           BRITTON INTERNATIONAL INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS


LOSS PER SHARE

Loss per share is computed in accordance with SFAS No. 128, "Earnings per Share". Basic loss per share is calculated by dividing the net loss available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted loss per share is computed by dividing net loss by the weighted average shares outstanding assuming all dilutive potential common shares were issued. There were no dilutive potential common shares at balance sheet date. The Company has incurred a net loss and has no potentially dilutive common shares, therefore; basic and diluted loss per share is the same. Additionally, for the purposes of calculating diluted loss per share, there were no adjustments to net loss.

ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying value of accounts payable, and other financial instruments reflected in the financial statements approximates fair value due to the short-term maturity of the instruments. It is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

COMPREHENSIVE INCOME

The Company has adopted Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income". SFAS 130 requires that the components and total amounts of comprehensive income be displayed in the financial statements beginning in 1998. Comprehensive income includes net income and all changes in equity during a period that arises from non-owner sources, such as foreign currency items and unrealized gains and losses on certain investments in equity securities. Comprehensive loss for the periods shown equals the net loss for the period plus the effect of foreign currency translation.

INCOME TAXES

The Company follows the provisions of Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes", which requires the Company to recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns using the liability method. Under this method, deferred tax liabilities and assets are determined based on the temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities using enacted rates in effect in the years during which the differences are expected to reverse and upon the possible realization of net operating loss carry-forwards.

VALUATION OF LONG-LIVED ASSETS

The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of un-depreciated balances through measurement of undiscounted operation cash flows on a basis consistent with accounting principles generally accepted in the United States of America.

                           BRITTON INTERNATIONAL INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS


START-UP COSTS

The Company has adopted Statement of Position No. 98-5 ("SOP 98-5"), "Reporting the Costs of Start-Up Activities." SOP 98-5 requires that all non-governmental entities expense the cost of start-up activities, including organizational costs as those costs are incurred.

DEVELOPMENT STAGE ENTERPRISE

Based upon the Company's revenue generation and its business plan, it is a development stage enterprise as of the year ending April 30, 2008. Accordingly, the Company presents its financial statements in conformity with the accounting principles generally accepted in the United States of America that apply in establishing operating enterprises. As a development stage enterprise, the Company discloses the deficit accumulated during the development stage and the cumulative statements of operations and cash flows from inception to the current balance sheet date. When the Company discontinued its jewelry business it became required under GAAP to reset the Development Stage period of the Company to a start date of October 3, 2007, the termination date of the discontinued jewelry operation.

CURRENCY

The majority of the Company's cash flows are in United States dollars. Accordingly, the US dollar is the Company's functional currency.

CASH AND CASH EQUIVALENTS

The Company considers cash and cash equivalents to consist of cash on hand and demand deposits in banks with an initial maturity of 90 days or less.

RISKS AND UNCERTAINTIES

The Company is subject to substantial business risks and uncertainties inherent in starting a new business. There is no assurance that the Company will be able to generate sufficient revenues or obtain sufficient funds necessary for launching a new business venture.

OTHER

The Company paid no dividends during the periods presented.

The Company consists of one reportable business segment.

We did not have any off-balance sheet arrangements as of April 30, 2008.

                           BRITTON INTERNATIONAL INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS


NOTE 2 - GOING CONCERN

Generally accepted accounting principles in the United States of America contemplate the continuation of the Company as a going concern. However, the Company has accumulated operation losses since its inception and currently has limited business operations, which raises substantial doubt about the Company's ability to continue as a going concern. The continuation of the Company is dependent on further financial support of investors and management. Once the Company has established a new business unit, the Company intends to attempt to acquire additional operating capital through equity offerings to the public to fund its business plan but there is no assurance that equity or debt offerings will be successful in raising sufficient funds to assure the eventual profitability of the Company.

NOTE 3 - RECENT ACCOUNTING PRONOUNCEMENTS

In May 2008, FASB issued SFAS No. 162, THE HIERARCHY OF GENERAL ACCEPTED ACCOUNTING PRINCIPLES. This Statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy). The Company has adopted this Statement and this adoption did not impact the Company's financial position, results of operations, or cash flows.

In February 2007, FASB issued SFAS No. 159, THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES - INCLUDING AN AMENDMENT OF FASB STATEMENT NO.
115. This standard permits fair value measurement of certain financial assets and liabilities in an effort to eliminate volatility of earnings created by current practice. Most of the Statement applies only to companies that elect fair value. However, the amendment to FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities, applies to all entities with available-for-sale and trading securities. This statement is effective for the first fiscal period beginning after November 15, 2007. The Company has adopted this Statement and this adoption did not impact the Company's financial position, results of operations, or cash flows.

Various additional accounting pronouncements have been issued during 2006 to 2008, none of which are expected to have any material effect on the financial statements of the Company.

                           BRITTON INTERNATIONAL INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS


NOTE 4 - DISCONTINUED OPERATIONS

Due to general economic conditions and other factors, the Company initiatives to create an online retail jewelry business were unsuccessful and on October 2, 2007 the operating assets of the Company were sold and its jewelry business was discontinued.

The components of discontinued operations are:


                                            Period from                            August 1, 2003
                                          May 1, 2007 to       May 1, 2006 to          through
                                          October 2, 2007      April 30, 2007      October 2, 2007
                                          _______________      ______________      _______________

REVENUES:
   Sales                                    $       878          $    35,873         $   302,427
   Cost of Goods Sold                              (704)              32,138            (271,808)
                                            ___________          ___________         ___________
GROSS MARGIN                                $       174          $     3,735         $    30,619

EXPENSES:
   Website expenses                         $       266          $     4,553         $    14,131
   Directors & Officers fees                          -                    -                 500
   Professional fees                             16,224               61,329             127,882
   Advertising                                        -                    -               3,944
   Depreciation                                     196                2,450              12,077
   Administrative expenses                        2,728                6,781              18,370
   Bad debt expense                                   -                    -               1,020
                                            ___________          ___________         ___________
      Total expenses                        $    19,414          $    75,113         $   177,924

Net Income (loss) from operations               (19,240)             (71,378)           (147,305)
Interest income                                      70                  146                 518
Interest expense                                   (984)              (1,363)             (3,364)
Adjustment to recognize prior years'
   foreign currency translation losses             (338)                                    (338)
                                            ___________          ___________         ___________
      Net Income (loss)                     $   (20,492)         $   (72,595)        $  (150,489)
                                            ===========          ===========         ===========

Loss per common share                       $       Nil          $       Nil         $       Nil

Weighted average shares outstanding          70,806,270           70,806,270          70,806,270

OTHER COMPREHENSIVE INCOME (LOSS):
Net Income (loss)                           $   (20,492)         $   (72,595)        $  (150,489)
Foreign currency translation adjustment             338                  (38)                338
                                            ___________          ___________         ___________
Total Other Comprehensive Income (Loss)     $   (20,154)         $   (72,633)        $  (150,151)


                           BRITTON INTERNATIONAL INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS


NOTE 5 - INCOME TAXES

The Company is subject to federal income taxes in the US. The Company has had no net income from its US operations and therefore has not paid nor has any income taxes owing in the US.

Deferred income taxes arise from temporary timing differences in the recognition of income and expenses for financial reporting and tax purposes. The Company's deferred tax assets consist entirely of the benefit from net operating loss carry-forwards. The Company's deferred tax assets are offset by a valuation allowance due to the uncertainty of the realization of the net operating loss carry-forwards. Net operating loss carry-forwards may be further limited by a change in company ownership and other provisions of the tax laws.

The Company's deferred tax assets, valuation allowance, and change in valuation allowance are as follows ("NOL" denotes Net Operating Loss):

                                         Estimated
                 Estimated                  Tax
                    NOL          NOL      Benefit    Valuation   Net Tax
 Year Ending   Carry-forward   Expires   from NOL    Allowance   Benefit
 ___________   _____________   _______   _________   _________   _______

    2004       $     (4,737)    2024     $     711   $    (711)  $    --
    2005       $     (8,925)    2025     $   1,339   $  (1,339)  $    --
    2006       $    (44,040)    2026     $   6,606   $  (6,606)  $    --
    2007       $    (72,633)    2027     $  10,895   $ (10,895)  $    --
    2008       $    (53,105)    2028     $   7,966   $  (7,966)  $    --
               ____________              _________   _________   _______
               $   (183,102)             $  27,517   $ (27,517)  $    --
               ============              =========   =========   =======

The total combined valuation allowance for the year as of April 30, 2008 is $(27,517) which increased by $(7,966) for the year ended April 30, 2008.

NOTE 6 - COMMON STOCK ISSUED

On August 7, 2003, the Company issued 5,000,000 shares of its common stock to its President for services as a director & officer of the Company. This transaction was valued at a fair market value of $0.0001 per share for a total value of $500.

On November 12, 2003, the Company issued 1,000,000 shares of its common stock for the purchase of its website. This transaction was valued at a fair market value of $0.01 per share for a total value of $10,000.

During the fiscal year ending April 30, 2004, the Company issued 656,876 shares of its common stock in a private offering at $0.02 per share for a total of $13,138.

During the fiscal year ending April 30, 2005, the Company issued 390,000 shares of its common stock in a private offering at $0.02 per share for a total of $7,800.

                           BRITTON INTERNATIONAL INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS


On December 15, 2005, the Company issued 333,333 shares of its common stock in a private offering at $0.12 per share for aggregate proceeds of $40,000.

On July 20, 2007, the Company issued 80,000 shares of its common stock in a private offering at $0.25 per share for aggregate proceeds of $20,000.

On October 1, 2007, the Board of Directors authorized the cancellation of 5,100,000 shares of its common stock which were submitted for cancellation by its CEO as to 4,550,000 shares and a related party as to 550,000 shares. This cancellation resulted in the revaluation of share capital as follows: (i) Common Stock was revalued from $746 to $236, based on par value of $0.0001 times
5,100,000 common shares; and (ii) Paid In Capital was adjusted from $90,691 to $91,201.

On October 2, 2007, the Board of Directors authorized a 30 for 1 forward stock split which became effective November 15, 2007. All references to stock issued and stock outstanding have been retroactively adjusted as if the stock split and stock dividend had taken place at the earliest date shown.

Subsequent to year end, on May 28, 2008 the Company issued 206,577 shares of its common stock in a private offering at $0.10 per share for aggregate proceeds of $20,658.

NOTE 7 - RELATED PARTY TRANSACTIONS

At April 30, 2008, the Company had one related party shareholder loan outstanding of $65,905 which included $1,603 of accrued interest. This loan is uncollateralized, accrues interest at 5% per annum and has no fixed repayment date. During the year ended April 30, 2008, loans from shareholders, including accrued interest, increased by $18,031.

NOTE 8 - SUBSEQUENT EVENT

Subsequent to year end, on May 13, 2008, the Company entered into a letter of intent with CaliCo Entertainment Group, Inc. ("Calico'), a privately-held company with its corporate headquarters located in Reno, Nevada and its principal business operations in Santa Monica, California. The letter of intent outlines a business combination whereby Britton would acquire all of the issued and outstanding stock of Calico in exchange for 3,450,000 newly issued shares of Britton. Upon completion of the transaction, the shareholders of Calico would own approximately 5% of the issued and outstanding stock of Britton. The transaction is subject to Britton and the shareholders of Calico entering into a definitive agreement.

Subsequent to year end, on May 28, 2008 the Company issued 206,577 shares of its common stock in a private offering at $0.10 per share for aggregate proceeds of $20,658.